                                                                    EXHIBIT 99.6

                                    NOTICE
                                      by
                              CCBT BANCORP, INC.
                                    to the
                        FEDERAL RESERVE BANK OF BOSTON
                                  pursuant to
           SECTION 225.17 OF REGULATION Y (12 C.F.R. (S)(S) 225.17)
                                     for a
                      ONE-BANK HOLDING COMPANY FORMATION


        CCBT Bancorp, Inc., Hyannis, Massachusetts, a Massachusetts corporation ("Bancorp"), hereby submits this notice (the "Notice") to the Federal Reserve Bank of Boston ("Reserve Bank") under Section 225.17 of Regulation Y ("Section 225.17") of the proposed acquisition by Bancorp of 100% of the voting shares of Cape Cod Bank and Trust Company, Hyannis, Massachusetts, a Massachusetts-chartered trust company ("CCBT") (the "Proposed Reorganization"). CCBT currently is a publicly held bank, with its stock listed on the Nasdaq National Market System ("Nasdaq").

        As more fully discussed below, the Proposed Reorganization involves a change in the corporate structure of CCBT by which Bancorp would become the holding company of CCBT and a unitary bank holding company with its stock traded on Nasdaq. Further, CCBT believes a holding company structure provides more flexibility to respond to market demands and thus will enable it to compete more effectively against the much larger competitors that operate in its market.

        The first part of this Notice describes the parties, purposes and terms of the Proposed Reorganization. The second part then addresses each of the specific requirements of Section 225.17. All factual information stated herein has been provided by CCBT.


                                 INTRODUCTION

DESCRIPTION OF THE PARTIES

        Bancorp

        Bancorp was organized as a Massachusetts corporate subsidiary of CCBT on October 8, 1998 for the sole purpose of becoming the holding company of CCBT in accordance with Massachusetts law. Upon completion of the Proposed Reorganization, CCBT will be a wholly owned subsidiary of Bancorp, and Bancorp will thereby become a bank holding company.

        Bancorp currently is a shell subsidiary--it has no assets or liabilities and does not conduct any business activity. When Bancorp becomes the holding company of CCBT, its principal activities will be related to its ownership of CCBT stock. In the future, upon receipt of all necessary regulatory approvals, Bancorp may acquire banks or companies engaged in bank-related activities and may engage in such activities as may be permitted by applicable law, although no such activities or acquisitions are contemplated at this time.

        CCBT

        CCBT is a Massachusetts-chartered commercial bank with trust powers. The present bank is the result of the merger between Hyannis Trust Company and Cape Cod Trust Company in 1964 and the resulting entity's subsequent merger with Buzzards Bay National Bank in 1974. All of CCBT's facilities are located in Barnstable County, Massachusetts. In addition to the main office located in Hyannis, there are 25 other banking offices located in Brewster, Buzzards Bay, Centerville, Chatham, Dennis, South Dennis, Falmouth, East Harwich, Harwichport, Hyannis, Mashpee, North Eastham, Orleans, Osterville, Pocasset, Provincetown, Sandwich, South Yarmouth, Wellfleet and a Customer Service Center that is located in South Yarmouth.

        CCBT has 3 wholly-owned subsidiaries: TBM Development Corporation, which holds and manages certain non-performing loans; CCB&T Brokerage Direct, Inc., a broker-dealer for customers' securities transactions; and CCBT Securities Corporation, a securities corporation engaged exclusively in bank-permissible buying and selling of securities.

        CCBT is the largest commercial bank headquartered in Barnstable County. It offers a range of commercial banking services for individuals, businesses, non-profit organizations, governmental units and fiduciaries. CCBT receives substantially all of its deposits from and makes substantially all of its loans to individuals and businesses on Cape Cod, Massachusetts.

        CCBT's principal sources of revenue are loans and investments, which accounted for 80% of CCBT's gross income during 1997. Of the remaining portion of revenues, 3% was received from service charges. The balance of revenues was derived from Trust Department income and other miscellaneous items. Banking services for individuals include checking accounts, regular savings accounts, NOW accounts, money market deposit accounts, certificates of deposit, club accounts, mortgage loans, consumer loans, safe deposit services, trust services, discount brokerage and investment services. In the latter category, a substantial amount of CCBT's business involves acting as agent to purchase U.S. Government securities for its customers. CCBT also owns and maintains 30 automated teller machines that are connected to the TX, AMEX, CIRRUS, NYCE, EXCHANGE, and PLUS networks. Trust Department services include estate, tax returns, agency, investment management, discount brokerage, custodial services, and IRA accounts. CCBT has no involvement in foreign countries and does not derive any of its income from foreign sources.

        Upon completion of the Proposed Reorganization, CCBT will consider conversion of its Massachusetts trust company charter to a national bank charter.

        At June 30, 1998, CCBT had total assets of $1,162,481,000, total deposits of $720,928,000, and total stockholders' equity of $79,794,000. For the fiscal year ended December 31, 1997 and the six month period ended June 30, 1998, CCBT had net income of $13,248,536 and $16,874,000, respectively. On June 30, 1998, CCBT's leverage ratio was 7.75% and its Tier 1 risk-based and total risk-based capital ratios were 11.36% and 12.60%, respectively. As a result, CCBT is considered "well-capitalized" under applicable prompt corrective action regulations. Copies of CCBT's 1997 Annual Report and most recent quarterly report on Form 10-Q are attached hereto as Exhibit 1.
                                           ---------

PURPOSE OF THE TRANSACTION

        The Board of Directors of CCBT believes that a holding company structure will provide flexibility for meeting the future financial needs of CCBT and responding to competitive conditions in the financial services market. For example, although no transactions are presently contemplated, the holding company structure will facilitate the acquisition of other banks as well as other companies engaged in bank-related activities if and when opportunities arise. In this regard, a holding company structure would permit an acquired entity to operate on a more autonomous basis as a wholly-owned subsidiary of Bancorp rather than as a division of CCBT. This more autonomous operation may be decisive in acquisition negotiations. In addition, the stock of Bancorp might serve as appropriate consideration in any such acquisition.

        Moreover, as a bank holding company, Bancorp will not be subject to the same regulatory restrictions as CCBT and may be able to acquire and invest more freely in certain bank and bank-related activities as well as such other activities as might be permitted by regulatory authorities. In addition, Bancorp will not be subject to the same regulatory limitations on the amounts which it can invest in its subsidiaries and other businesses and will not be required to obtain regulatory approval before issuing shares of its capital stock, except under certain circumstances. Providing even further operational flexibility, repurchases of stock by Bancorp will not be subject to the same regulatory approval as is required for such repurchases by CCBT.

DESCRIPTION OF THE PROPOSED REORGANIZATION

        The Proposed Reorganization will be effected pursuant to a Plan of Reorganization and Acquisition dated as of October 8, 1998, by and between Bancorp and CCBT (the "Plan of Reorganization"), a copy of which is attached as
Exhibit 2 hereto, in accordance with Massachusetts General Laws, Chapter 172,
---------
Section 26B ("Section 26B")./1/

__________________

   /1/ The Plan of Reorganization provides that it shall not become effective until all of the following shall have first occurred: (i) the Plan of Reorganization shall have been approved by the affirmative vote of the holders of two-thirds of the outstanding common stock of CCBT at a meeting of such stockholders called for such purpose,

        In accordance with Section 26B, the Plan of Reorganization was approved by the Boards of Directors of Bancorp and CCBT on October 8, 1998. The Plan of Reorganization also is expected to be approved by the holders of more than two-thirds of the outstanding shares of CCBT's common stock entitled to vote at a special meeting of CCBT's stockholders to be held on December 4, 1998. A copy of the proxy statement substantially in the form to be delivered to the stockholders in connection with the Proposed Reorganization (the "Proxy Statement") is attached hereto as Exhibit 3.
                                  ---------

        Under the Plan of Reorganization, Bancorp will become the owner of all the outstanding shares of the common stock of CCBT, and each stockholder of CCBT who does not exercise dissenters' rights with respect to the Plan of Reorganization will become the owner of one share of Bancorp common stock for each share of common stock of CCBT held immediately prior to the consummation of the Proposed Reorganization. On the effective date of the Proposed Reorganization, each share of common stock of CCBT will be automatically converted into and exchanged for one share of Bancorp common stock.

        The number of shares of Bancorp common stock to be issued at the effective time of the Proposed Reorganization will equal the number of shares of common stock of CCBT issued and outstanding immediately prior thereto, less the number of shares of common stock of CCBT held by dissenting stockholders. Shares of Bancorp common stock that would have been issued had dissenting stockholders not dissented will remain as authorized but unissued shares of Bancorp common stock. The shares of Bancorp common stock that are outstanding prior to the effective time of the Proposed Reorganization, all of which are presently held by CCBT, will be cancelled as part of the Proposed Reorganization.

        After consummation of the Proposed Reorganization, CCBT, as a subsidiary of Bancorp, will continue to serve the communities it presently serves from its existing office locations. In connection with the Proposed Reorganization, CCBT currently intends to transfer up to $5 million to Bancorp in the form of a capital contribution immediately prior to the

_________________________

(ii) the Plan of Reorganization shall have been approved by the Massachusetts Commissioner of Banks and a copy of the Plan of Reorganization with his approval endorsed thereon shall have been filed in his office, all as provided in Section 26B, (iii) any approval, consent or waiver required by the Board of Governors of the Federal Reserve System shall have been received and any waiting period imposed by applicable law shall have expired, (iv) CCBT shall have received a favorable opinion from its counsel, satisfactory in form and substance to CCBT, with respect to the federal income tax consequences of the Plan of Reorganization and the acquisition contemplated thereby, (v) the shares of Bancorp common stock to be issued to the holders of common stock of CCBT pursuant to the Proposed Reorganization shall have been registered or qualified for such issuance to the extent required under all applicable state securities laws, and (vi) CCBT and Bancorp shall have obtained all other consents, permissions and approvals and taken all actions required by law or agreement, or deemed necessary by CCBT or Bancorp, prior to the consummation of the acquisition provided for by the Plan of Reorganization and to Bancorp's having and exercising all rights of ownership with respect to all of the outstanding shares of common stock of CCBT acquired by it thereunder.

effective date of the Proposed Reorganization. If such a transfer to Bancorp had been made on June 30, 1998, the leverage, Tier 1 risk-based, and total risk-based capital ratios of CCBT would have been approximately 7.30%, 10.64% and 11.88%, respectively. CCBT would therefore continue to be considered "well-capitalized" under the applicable prompt corrective action regulations. As discussed in the Proxy Statement, attached hereto as Exhibit 3, CCBT generally
                                                     ---------
contemplates that the funds will provide Bancorp with flexibility in its ongoing operations without having to rely on dividends from CCBT. For example, CCBT intends for the funds to enable Bancorp to engage in general corporate activities, such as paying the regular quarterly dividends that CCBT historically has paid to its stockholders. Moreover, although no definitive plans or corporate authorization has yet occurred with respect to this matter, if market conditions warrant, Bancorp may at some point in the future engage in a stock repurchase program or establish a nonbank subsidiary, all in full accordance with Regulation Y. No debt would be incurred in connection with the transfer, and, as demonstrated herein, CCBT would remain well-capitalized under the applicable prompt corrective action guidelines after such transfer.

        The Charter and By-laws of CCBT will not be affected in any material respect by consummation of the Proposed Reorganization, and the Articles of Organization and By-laws of Bancorp are substantially identical to those of CCBT. The Cape Cod Bank and Trust Company 1997 Stock Option Plan will become a plan of Bancorp. All other stock related benefit plans of CCBT will be unchanged by the Proposed Reorganization, except that any plan which refers to the common stock of CCBT, such as the Cape Cod Bank and Trust Company Employee Stock Ownership Plan and Trust, will, following the completion of the Proposed Reorganization, be deemed to refer instead to Bancorp common stock.

        The Directors, officers and other employees of CCBT will be unchanged by the Proposed Reorganization. The Board of Directors of Bancorp will initially consist of six of the fourteen persons currently serving as members of the Board of Directors of CCBT. The President and Chief Executive Officer, Chief Financial Officer and the Clerk of Bancorp will initially be the persons currently serving, respectively, as President and Chief Executive Officer, Chief Financial Officer and Secretary of CCBT.


            FEDERAL RESERVE BOARD REGULATION Y NOTICE REQUIREMENTS

        Set forth below is a discussion of the relevant provisions of Federal Reserve Board Regulation Y notice procedure which shows that the Proposed Reorganization qualifies for eligibility under the notice procedures of Section 225.17(a), and specifically discusses why the Proposed Reorganization satisfies each of the requirements set forth in Section 225.17(b) and otherwise merits Federal Reserve System approval. For ease of review, the text of each applicable item of Section 225.17 has been set forth in a "box" format.

                  SECTION 225.17(A) ELIGIBILITY REQUIREMENTS

        To qualify for the notice procedure under Section 225.17, a proposal must satisfy the criteria set forth at Section 225.17(a). As discussed below, the Proposed Reorganization satisfies each of the first seven conditions and will satisfy the eighth condition upon expiration of the 30-day period following notice to the Reserve Bank, assuming no objection or a request for an application under Section 225.15 is received during such period.


        (1) THE SHAREHOLDER OR SHAREHOLDERS WHO CONTROL AT LEAST 67 PERCENT OF THE SHARES OF THE BANK WILL CONTROL, IMMEDIATELY AFTER THE REORGANIZATION, AT LEAST 67 PERCENT OF THE SHARES OF THE HOLDING COMPANY IN SUBSTANTIALLY THE SAME PROPORTION, EXCEPT FOR CHANGES IN SHAREHOLDERS' INTERESTS RESULTING FROM THE EXERCISE OF DISSENTING SHAREHOLDERS' RIGHTS UNDER STATE OR FEDERAL LAW;

        In accordance with the Plan of Reorganization, Bancorp will become the owner of all the outstanding shares of common stock of CCBT and each stockholder of CCBT who does not exercise dissenters' rights with respect to the Plan of Reorganization will become the owner of one share of Bancorp common stock for each share of common stock of CCBT held immediately prior to the consummation of the Proposed Reorganization. Accordingly, the Bank believes that this condition will be satisfied.


        (2) NO SHAREHOLDER, OR GROUP OF SHAREHOLDERS ACTING IN CONCERT, WILL, FOLLOWING THE REORGANIZATION, OWN OR CONTROL 10 PERCENT OR MORE OF ANY CLASS OF VOTING SHARES OF THE BANK HOLDING COMPANY, UNLESS THAT SHAREHOLDER OR GROUP OF SHAREHOLDERS WAS AUTHORIZED, AFTER REVIEW UNDER THE CHANGE IN BANK CONTROL ACT OF 1978 (12 U.S.C. 1817(J)) BY THE APPROPRIATE FEDERAL BANKING AGENCY FOR THE BANK, TO OWN OR CONTROL 10 PERCENT OR MORE OF ANY CLASS OF VOTING SHARES OF THE BANK;

        Currently, the Abel D. Makepeace Trust/u Will (the "Trust") and certain related interests (including certain trustees who own shares of CCBT other than in their fiduciary capacities and such trustees' spouses, minor children or other relatives living in their home, or estates or trusts in which the trustees have a beneficial interest) (the Trust and these related interests will be collectively referred to herein as the "Trust and Related Interests") own or control in the aggregate more than 10 percent of the common stock of CCBT (see chart attached as Exhibit 4). As discussed in greater detail below, ownership by
                  ---------
these parties of CCBT common stock dates back to May 15, 1974, the effective date of the merger between CCBT and Buzzards Bay National Bank in 1974.

        Based on discussions with the Reserve Bank, we understand that ownership of 10 percent or more of any class of voting shares of CCBT that predates the Change in Bank Control Act of 1978 (12 U.S.C. 1817(j)) (the "CBCA") is deemed not to affect CCBT's eligibility under Section 225.17(a)(2). As noted above, the Trust and Related Interests have continuously held 10 percent or more of the outstanding shares of common stock of CCBT since before 1978. See chart attached as Exhibit 4. Moreover, because the Trust and Related Interests initially acquired their interest in CCBT when Buzzards Bay National Bank merged with CCBT (by means of a conversion of one share of Buzzards Bay common stock into four shares of CCBT common stock), we believe that the Trust and Related Interests acquired CCBT stock in a transaction that would have received substantially the equivalent regulatory review to a notice under the CBCA.

        No other stockholders, or group of stockholders acting in concert, have acquired ownership or control of 10 percent or more of any class of voting shares of CCBT since 1978 or, based on CCBT's current stockholders as of October 6, 1998 (a list of which is attached hereto as Confidential Exhibit 5), are
                                               ----------------------
expected to own or control 10% or more of any class of voting shares of Bancorp following the Proposed Reorganization./2/

        Further, based on the foregoing, no company (other than Bancorp) is expected to be required to register as a bank holding company as a result of the Proposed Reorganization, a possibility contemplated by footnote 4 to Section
225.17. Furthermore, as indicated above, Bancorp is not being organized in mutual form.

        Finally, the Trust is not a bank holding company as defined by Section 2(a) of the Bank Holding Company Act of 1956, as amended, or Section 225.2(c)(1) of Regulation Y because it does not constitute "a company ... that has direct or indirect control of a bank." The Trust is not a "company," as defined by Section 225.2(d)(1), because by its terms the Trust must terminate within 21 years and 10 months after the death of individuals living on the effective date of the trust.


        (3) THE BANK IS ADEQUATELY CAPITALIZED (AS DEFINED IN SECTION 38 OF THE FEDERAL DEPOSIT INSURANCE ACT (12 U.S.C. 1831O));

        As is discussed in the Introduction, CCBT currently is well-capitalized under applicable prompt corrective action regulations.


        (4) THE BANK HAS RECEIVED AT LEAST A COMPOSITE "SATISFACTORY" RATING AT ITS MOST RECENT EXAMINATION, IN THE EVENT THAT THE BANK WAS EXAMINED;

        As demonstrated in the certificate attached hereto as Confidential
                                                              ------------
Exhibit 6, the requirements of Section 225.17(a)(4) have been satisfied.
---------

_______________________

   /2/ CCBT has not become aware of any information since October 6, 1998, which indicates any significant shift in stock ownership since October 6, 1998, or that any such shift will occur prior to the consummation of the Proposed Reorganization.

        (5) AT THE TIME OF THE REORGANIZATION, NEITHER THE BANK NOR ANY OF ITS OFFICERS, DIRECTORS, OR PRINCIPAL SHAREHOLDERS IS INVOLVED IN ANY UNRESOLVED SUPERVISORY OR ENFORCEMENT MATTERS WITH ANY APPROPRIATE FEDERAL BANKING AGENCY;

        Neither CCBT nor any of its officers or directors is involved in any unresolved supervisory or enforcement matters with any appropriate federal banking agency. CCBT is not aware of any principal shareholders (as defined in Section 225(2)(n)(2) of Regulation Y) being involved in any unresolved supervisory or enforcement matters with any appropriate federal banking agency.


        (6) THE COMPANY DEMONSTRATES THAT ANY DEBT THAT IT INCURS AT THE TIME OF THE REORGANIZATION, AND THE PROPOSED MEANS OF RETIRING THIS DEBT, WILL NOT PLACE UNDUE BURDEN ON THE HOLDING COMPANY OR ITS SUBSIDIARY ON A PRO FORMA BASIS;
                             --- -----

        Bancorp will not assume any debt at the effective time of the Proposed Reorganization.


        (7) THE HOLDING COMPANY WILL NOT, AS A RESULT OF THE REORGANIZATION, ACQUIRE CONTROL OF ANY ADDITIONAL BANK OR ENGAGE IN ANY ACTIVITIES OTHER THAN THOSE OF MANAGING AND CONTROLLING BANKS; AND

        Bancorp, as a result of the Proposed Reorganization, will only directly acquire CCBT and indirectly acquire CCBT's existing subsidiaries. Bancorp has no current plans to acquire any other banking or nonbanking interests. Attached as Confidential Exhibit 7 hereto is a pro forma organizational chart for Bancorp.
----------------------             --- -----

        (8) DURING THIS PERIOD, NEITHER THE APPROPRIATE RESERVE BANK NOR THE BOARD OBJECTED TO THE PROPOSAL OR REQUIRED THE FILING OF AN APPLICATION UNDER SECTION 225.15 OF THIS SUBPART.

        Expiration of the 30-day period following receipt of this Notice by the Reserve Bank without such objection or request will satisfy this requirement.

                     SECTION 225.17(B) NOTICE REQUIREMENTS

        As shown above, the Bank believes that the Proposed Reorganization qualifies for the notice procedure under Section 225.17. Set forth below is additional information required under Section 225.17(b) of Regulation Y in support of the Bank's request for approval of the Proposed Reorganization.


        (1) CERTIFICATION BY THE NOTIFICANT'S BOARD OF DIRECTORS THAT THE REQUIREMENTS OF 12 U.S.C. 1842(A)(C) AND THIS SECTION ARE MET BY THE PROPOSAL;

        A copy of the required certification by Bancorp is attached as Exhibit 8
                                                                       ---------
hereto.


        (2) A LIST IDENTIFYING ALL PRINCIPAL SHAREHOLDERS OF THE BANK PRIOR TO THE REORGANIZATION AND OF THE HOLDING COMPANY FOLLOWING THE REORGANIZATION, AND SPECIFYING THE PERCENTAGE OF SHARES HELD BY EACH PRINCIPAL SHAREHOLDER IN THE BANK AND PROPOSED TO BE HELD IN THE NEW HOLDING COMPANY;

        Besides the Trust discussed above, CCBT had no principal shareholders (as defined in Section 225(2)(n)(2) of Regulation Y) as of October 6, 1998, and none are contemplated to exist at the consummation of the Proposed Reorganization. A list of all stockholders of CCBT as of October 6, 1998, is attached hereto as Confidential Exhibit 5.
                   ----------------------

        (3) A DESCRIPTION OF THE RESULTING MANAGEMENT OF THE PROPOSED BANK HOLDING COMPANY AND ITS SUBSIDIARY BANK, INCLUDING (I) BIOGRAPHICAL INFORMATION REGARDING ANY SENIOR OFFICERS AND DIRECTORS OF THE RESULTING BANK HOLDING COMPANY WHO WERE NOT SENIOR OFFICERS OR DIRECTORS OF THE BANK PRIOR TO THE REORGANIZATION; AND (II) A DETAILED HISTORY OF THE INVOLVEMENT OF ANY OFFICER, DIRECTOR, OR PRINCIPAL SHAREHOLDER OF THE RESULTING BANK HOLDING COMPANY IN ANY ADMINISTRATIVE OR CRIMINAL PROCEEDING; AND

        Management of CCBT will remain unchanged after the effective time of the Proposed Reorganization. A list of the management of Bancorp after the effective time of the Proposed Reorganization is attached as Exhibit 9 hereto. As
                                                   ---------
discussed above, the initial directors of Bancorp will consist of six of the fourteen persons currently serving as members of the Board of Directors of CCBT. The President and Chief Executive Officer, Chief Financial Officer and the Clerk of Bancorp will initially be the persons serving as, respectively, President and Chief Executive Officer, Chief Financial Officer and Secretary of CCBT. No officer or director is involved in any administrative or criminal proceeding. CCBT is not aware of any principal shareholder being involved in any administrative or criminal proceeding.

        (4)  PRO FORMA FINANCIAL STATEMENTS FOR THE HOLDING COMPANY, AND
             ---------
             A DESCRIPTION OF THE AMOUNT, SOURCE, AND TERMS OF DEBT, IF ANY, THAT THE BANK HOLDING COMPANY PROPOSES TO INCUR, AND INFORMATION REGARDING THE SOURCES AND TIMING FOR DEBT SERVICE AND RETIREMENT.

        CCBT's 1997 year-end and most recent quarterly balance sheets and income statements are included in its annual report and quarterly report on Form 10-Q, attached hereto as Exhibit 1. Attached hereto as Confidential Exhibit 10 are a
                   ---------                     -----------------------
pro forma consolidated balance sheet at June 30, 1998 for Bancorp and pro forma
--- -----                                                             --- -----
capital ratios as of June 30, 1998 for CCBT. As discussed more fully above, Bancorp will incur no debt at the effective time of the Proposed Reorganization.

REQUEST FOR CONFIDENTIAL TREATMENT

        Bancorp requests the Federal Reserve System to accord confidential treatment to the materials in the separately bound Confidential Exhibits volume in accordance with Part 261 of the Rules of the Board of Governors Regarding Disclosure of Information and applicable exemptions from the Freedom of Information Act. The materials contained in the Confidential Exhibits volume include privileged and confidential commercial and financial information that is not otherwise publicly available and disclosure of which would likely cause significant competitive harm to Bancorp and CCBT, and material that is contained in, or related to, confidential supervisory information prepared by a federal financial institution supervisory agency that deems such information confidential. Examples of this type of information include the pro forma
                                                               --- -----
financial statements for Bancorp and CCBT, the list of stockholders of CCBT, and a certificate regarding CCBT's rating at its most recent examination. As such, these materials are exempt from public disclosure requirements and entitled to confidential treatment under (S)(S)(S)(S) 261.8(a)(2) and (a)(3) and (S)(S)
261.17 of the Board'S Rules and the Freedom of Information Act, 5 U.S.C. (S)(S) 552(b).

        We appreciate your attention to this Notice. Please confirm receipt of an original and 6 copies of this Notice, including the Confidential Exhibits volume provided herewith, by signing or date-stamping the enclosed receipt copy of this letter and returning it to the messenger. As always, if you require additional information or have any questions concerning this Notice, please do not hesitate to call me at (617) 570-1374 or William Pratt Mayer at (617) 570-1534.

                                   Sincerely,


                                   /s/ Josefina Rotman Childress
                                   Josefina Rotman Childress


cc:     Stephen B. Lawson
               President and Chief Executive Officer
        John S. Burnett
               Vice President and Secretary
        Paul W. Lee, P.C.
        William Pratt Mayer